UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 26, 2007
Idera Pharmaceuticals, Inc.
(Exact name of Registrant as Specified in Charter)

Delaware	001-31918	04-3072298

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

167 Sidney Street, Cambridge, Massachusetts	02139

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (617) 679-5500

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01(d). Transfer of Listing.
On November 26, 2007, Idera Pharmaceuticals, Inc. (the “Company”) issued a press release announcing that it has received approval for the listing of its common stock on the NASDAQ Global Market (“NASDAQ”) and that it anticipates that its common stock will commence trading on NASDAQ on December 10, 2007. The Company further anticipates that its common stock will cease trading on the American Stock Exchange (“AMEX”) prior to the open of business on December 10, 2007. The Company has notified AMEX of its intention to voluntarily withdraw its common stock from listing on AMEX. The Company’s transfer of listing of its common stock to NASDAQ from AMEX was authorized by the Company’s Board of Directors. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d) Exhibit(s)
99.1 Press Release, dated November 26, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDERA PHARMACEUTICALS, INC.
Date: November 26, 2007	By:	/s/ Sudhir Agrawal
Sudhir Agrawal
Chief Executive Officer